SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	Commission File Number	75-2636283
(State or other jurisdiction of incorporation or organization)	33-20111	(I.R.S. Employer Identification Number)

(Address of Principal Executive Offices and Zip Code)

6700 Woodlands Parkway, Ste. 230, #331

The Woodlands, TX 77382

(303) 991-8000

(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
NONE	SPYR	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

The disclosures made in the registrant’s Form 8-K filed on November 29, 2022, are incorporated herein by reference.

(b) On December 27, 2022, the registrant engaged BF Borgers CPA, PC (“Borgers”) as its principal accountant to audit the registrant’s financial statements. During the registrant’s two most recent fiscal years, and any subsequent interim period prior to engaging Borgers, neither the registrant nor anyone acting on its behalf consulted with Borgers regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the registrant, or the type of audit opinion that might be rendered by Borgers on the registrant’s financial statements; or (ii) any matter that was either the subject of any disagreement with the registrant’s former independent auditor, L&L CPAs, PA, or any reportable event with respect to L&L CPAs, PA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Date December 29, 2022

By:	/s/ Tim Matula
Chief Executive Officer & President

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